                                                                    EXHIBIT 23.1



                        CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in the Registration Statements (Forms S-8 No. 33-86788 and No. 333-40009) of The Meridian Resources Corporation of our report dated February 21, 1997, with respect to the financial statements of Cairn Energy USA, Inc. included in this Current Report (Form 8-K) of The Meridian Resource Corporation.

                                                ERNST & YOUNG L.L.P.


Dallas, Texas
November 7, 1997